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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-48936) of our report dated December 3, 1999 relating to the financial statements of Ling Electronics, Inc. and Subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


Albany, New York
December 14, 2000